Segment Reporting (Details)	12 Months Ended
Jul. 31, 2026 Segments
Segment Reporting [Abstract]
Description of CODM	The Group’s chief operating decision maker has been identified as the Chief Executive Officer, who reviews Consolidated results when making decisions about allocating resources and assessing performance of the Group, rather than by geographic area; hence the Group has only one reporting segment. CODM reviews operation results on the consolidated in-game purchase amount, revenue share with game developers and IP holders, advertising expenses, transaction fees, and server cost directly related to the host of games. The following table summarizes the operating results reviewed by CODM and reconciliation to net (loss) income before income tax expenses as reported in the consolidated statement of comprehensive (loss) income.
Number of reporting segment	1
Segment Reporting, CODM, Individual Title and Position or Group Name [Extensible Enumeration]	Chief Executive Officer